INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

SUPPLEMENT DATED SEPTEMBER 26, 2025 TO THE PROSPECTUSES,

DATED FEBRUARY 28, 2025, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Agriculture Commodity Strategy No K-1 ETF (PDBA)
(the “Fund”)

Effective November 10, 2025, changes will be made to the DBIQ Diversified Agriculture Index Excess Return (the “Benchmark”), an index that the Fund utilizes in implementing its investment strategy. The changes to the Benchmark are being implemented by Deutsche Bank AG, the index provider that sponsors the Benchmark.

Accordingly, effective November 10, 2025:

1.	The first sentence in the fourth paragraph of the “Principal Investment Strategies” section of the Fund’s summary prospectus is deleted and replaced with the following:

The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the DBIQ Diversified Agriculture Index Excess Return (the “Benchmark”), an index composed of futures contracts on commodities drawn from the agriculture sector. Commodities represented in the Benchmark may include, but are not limited to, corn, soybeans, soybean meal, soybean oil, wheat, Kansas wheat, sugar, cocoa, coffee, cotton, live cattle, feeder cattle, and lean hogs. Not all commodities listed may be represented in the Benchmark at any given time.

2.	The fourth paragraph of the “Additional Information about the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Fund’s prospectus is deleted and replaced with the following:

The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the Benchmark, an index composed of futures contracts on commodities drawn from the agriculture sector.

Please Retain This Supplement For Future Reference.

P-PDBA-PRO-SUP 092625